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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________


                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): January 27, 1999
                                                         ----------------

                                  __________


                             OMEGA CABINETS, LTD.
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                     333-37135                 42-1423186
        --------                     ---------                 ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer I.D.
    of Incorporation)                                             Number)


                                  __________


      1205 Peters Drive, Waterloo, Iowa                       50703
      ---------------------------------                     ---------
  (Address of Principal Executive Offices)                  (Zip Code)


                                (319) 235-5700
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                                  Page 1 of 20
                            Exhibit Index on page 5

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Item 5. Other Events

     Pursuant to Supplement No. 3 to the Consent Solicitation Statement, dated January 27, 1999 and attached hereto as Exhibit 99.1, Omega Cabinets, Ltd., a Delaware corporation (the "Company"), has modified the terms of its consent solicitation relating to the Company's 10-1/2% Senior Subordinated Notes due June 15, 2007.

                                      -2-
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Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Supplement No. 3 to the Consent Solicitation Statement dated January 27, 1999



                                      -3-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OMEGA CABINETS, LTD.



                                    By: /s/ John Horton
                                        --------------------------------------
                                        Name: John Horton


Date:  January 27, 1999

                                      -4-
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Exhibit Index                                                             Page
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     Exhibit 99.1      Supplement No. 3 to the Consent Solicitation
                       Statement dated January 27, 1999